EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated as of April 18, 1999 among QWEST COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation (the "COMPANY"), ANSCHUTZ COMPANY, a Delaware corporation ("ANSCHUTZ"), ANSCHUTZ FAMILY INVESTMENT COMPANY LLC, a Colorado limited liability company ("AFIC"). Anschutz, AFIC and their respective successors and assigns, are collectively referred to as the "STOCKHOLDERS."

                                    RECITALS

         A. As of the date of this Agreement, Anschutz owns beneficially and of record approximately 160,000,000 shares of Common Stock, par value $.001 per share (the "COMPANY COMMON STOCK"), of the Company and AFIC owns beneficially and of record a warrant (the "WARRANT") to acquire 8,600,000 shares of Company Common Stock. All shares of Company Common Stock owned beneficially or of record by the Stockholders from time to time are collectively referred to as the "REGISTRABLE SHARES."

         B. Each of the Company and the Stockholders desire to enter into this Agreement to provide for, among other things, the registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the disposition of the Registrable Shares.

         C. The Company may in the future enter into agreements similar to this Agreement with one or more persons approved in writing by the Stockholders (collectively, the "OTHER AGREEMENTS") to provide for, among other things, the registration under the Securities Act of the disposition of shares of Company Common Stock owned by such other persons. All such shares of Company Common Stock are collectively referred to as "OTHER REGISTRABLE SHARES."

                                    AGREEMENT

         The parties agree as follows:

         SECTION 1. DEMAND REGISTRATION RIGHTS.

         (a) From and after the date of this Agreement and to and including the date that is the 10th anniversary of the date of this Agreement, subject to extension pursuant to Section 4 (as so extended from time to time, the "TERMINATION DATE"), on one or more occasions when the Company shall have received the written request of a Stockholder or holders of at least 2,500,000 Registrable Shares in the aggregate (as such number of shares may be adjusted in the event of any change in the capital stock of the Company by reason of stock dividends, split-ups, reverse split-ups, mergers, recapitalizations, subdivisions, conversions, exchanges of shares or the like) that have been acquired directly or indirectly from Stockholder and to which rights under this
Section 1 shall have been assigned pursuant to Section 14(a) (each such person, when requesting registration under this Section 1 or under Section 2 and thereafter in connection with any such registration, being hereinafter referred to as a "REGISTERING STOCKHOLDER"), the Company shall give written notice of the receipt of such request to each

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potential  Registering  Stockholder,  each  person  known by the Company to have
rights  under  Other   Agreements  with  respect  to  the  registration  of  the
disposition of shares of Company Common Stock (each such person, when requesting registration under this Section 1 or Section 2, or similar provisions in the Other Agreements, and thereafter in connection with any such registration, being hereafter referred to as an "OTHER REGISTERING STOCKHOLDER") and each other person known by the Company to have rights with respect to the registration under the Securities Act of the disposition of securities of the Company. The Company shall use reasonable best efforts as promptly as practicable to include in a Registration Statement the Registrable Shares owned by the Registering Stockholders and the Other Registrable Shares owned by the Other Registering
Stockholders  (all  such  Registrable  Shares  and  Other  Registrable   Shares,
collectively, "TRANSACTION REGISTRABLE SHARES") that in each case shall have been duly specified by such Registering Stockholders and Other Registering Stockholders by written notice received by the Company not later than 20 Business Days after the Company shall have given written notice to the Registering Stockholders and the Other Registering Stockholders pursuant to this
Section 1(a).

         (b) If the Registering Stockholders initiating a request for registration of Registrable Shares pursuant to Section 1(a) shall state in such written notice that they intend to distribute the Transaction Registrable Shares covered by their request by means of an underwritten offering, the Company shall include such information in the written notice delivered by the Company pursuant to Section 1(a). If, on the one hand, at the time the Registering Stockholders deliver such written notice to the Company, the Registering Stockholders are the Beneficial Owners of 20% or more of the shares of the Company Common Stock, then the Registering Stockholders shall select the managing underwriter of the offering and any additional investment bankers and managers to be used in connection with the offering, in each case with the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. If, on the other hand, at the time the Registering Stockholders deliver such written notice to the Company, the Registering Stockholders are the Beneficial Owners of less than 20% of the shares of the Company Common Stock, then the Company shall select the managing underwriter for the offering and any additional investment bankers and managers to be used in connection with the offering, in each case with the consent of the Registering Stockholders and Other Registering Stockholders holding a majority of the Transaction Registrable Shares, which consent shall not be unreasonably withheld, conditioned or delayed.

         (c) Notwithstanding anything herein to the contrary:

              (1) The Company shall not be required to prepare and file pursuant to this Section 1, and the Company shall be entitled not to file and, if filed, to withdraw a Registration Statement including less than 2,500,000 Transaction Registrable Shares in the aggregate (as such number of shares may be adjusted in the event of any change in the capital stock of the Company by reason of stock dividends, split-ups, reverse split-ups, mergers, recapitalizations, subdivisions, conversions, exchanges of shares or the like);

              (2) subject to the following clause (3) and Section 2(b), the Company shall not be required to prepare and file pursuant to this
         Section 1 more than eight

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         (8)  Registration   Statements  in  the  aggregate;   provided  that  a
         Registration Statement shall be deemed not to have been prepared and filed if (A) the Registration Statement (i) is -------- withdrawn by Registering Stockholders pursuant to Section 4(c) or (ii) does not become effective for any other reason except (x) the withdrawal therefrom of 30% or more of the Transaction Registrable Shares requested  to  be  included  in  such  registration  statement  or  the
         determination  by  Registering   Stockholders  and  Other   Registering
         Stockholders owning 30% or more of such Transaction Registrable Shares not to proceed with the contemplated distribution of such Transaction Registrable Shares or (y) the withdrawal of the Registration Statement by the Company pursuant to Section 1(c)(1), (B) the Company fails to use reasonable best efforts to cause the Registration Statement to remain effective under the Securities Act and the Prospectus to remain current during the entire period referred to in Section 3(e), as the same may be extended pursuant to Section 4(d), or (C) the Company withdraws the Registration Statement pursuant to Section 5 before the Registering Stockholders have sold all the Transaction Registrable Shares owned by them in accordance with the manner of distribution contemplated by the Registration Statement with respect to such Transaction Registrable Shares;

              (3) the Company shall not be required to prepare and file a Registration Statement pursuant to this Section 1 during the period from the date of filing of a registration statement of the Company involving an underwritten offering of any Equity Securities of the
         Company to the date that is the earlier of (A) the date of the withdrawal of the registration statement or the request to file the registration statement by the security holder requesting the registration and (B) the date that is 90 days following the effective date of the registration statement;

              (4) if a requested registration pursuant to this Section 1 shall involve an underwritten offering, and if the managing underwriter shall advise the Company, the Registering Stockholders and the Other Registering Stockholders in writing that, in its opinion, the number of Transaction Registrable Shares proposed to be included in the registration is so great as to adversely affect the offering, including the price at which the Transaction Registrable Shares could be sold, the Company shall include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

                    (A) first, all Transaction Registrable Shares duly requested to be included in the registration, allocated pro rata among all Registering Stockholders and Other Registering Stockholders on the basis of the relative number of Transaction Registrable Shares that each Registering Stockholder or Other Registering Stockholder shall have duly requested to be included in the registration or such other basis as the Registering Stockholders and the Other Registering Stockholders shall agree; and

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                    (B) second,  any other securities  proposed to be registered by the Company other than for its own account, including, without limitation, securities proposed to be registered by the Company pursuant to the exercise by any person other than a Registering Stockholder or an Other Registering Stockholder of a "piggy-back" right requesting the registration of shares of Common Stock pursuant to an agreement with the Company in existence as of the date of this Agreement that expressly provides, in effect, that the Company is required to include such shares of Common Stock in the Registration Statement;

               provided that if 30% or more of the Transaction Registrable Shares requested to be included in a registration pursuant to this Section 1 are so excluded from any registration and an investment banking firm of recognized national standing shall advise the Company that the number of the Transaction Registrable Shares requested to be registered, at the time of the request and in light of the market conditions then prevailing, did not exceed the number that would have an adverse effect on the offering of such Transaction Registrable Shares, including the price of which such Transaction Registrable Shares could be sold, there shall be provided one additional registration under the preceding clause
               (2) in respect of each such exclusion or series of related exclusions; and

               (5) before the Registration Statement becomes effective, any Registering Stockholder may withdraw from the registration any Transaction Registrable Shares owned by the Registering Stockholder; provided that, subject to Section 1(c)(1), withdrawal of Transaction Registrable Shares shall not relieve the Company from its obligations under this Agreement with respect to Transaction Registrable Shares that are not withdrawn from the Registration Statement;

         SECTION 2.     PIGGY-BACK REGISTRATION RIGHTS.

         (a) From and after the date of this Agreement to and including the date that is the 10th anniversary of the date of this Agreement, if the Company shall determine to register or qualify by a registration statement filed under the Securities Act and under any applicable state securities laws, any offering of any Equity Securities of the Company, other than an offering with respect to which a Registering Stockholder shall have requested a registration pursuant to
Section 1, the Company shall give notice of such determination to each potential Registering Stockholder, each potential Other Registering Stockholder and each other person known by the Company to have rights with respect to the registration under the Securities Act of the disposition of securities of the Company. The Company shall use reasonable best efforts as promptly as practicable to include in a Registration Statement the Transaction Registrable Shares that in each case shall have been duly specified by such Registering Stockholders and Other Registering Stockholders by written notice received by the Company not later than 20 Business Days after the Company shall have given written notice to the Registering Stockholders and the Other Registering Stockholders pursuant to this Section 2(a).

         (b) Notwithstanding anything herein to the contrary:

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               (1) the  Company  shall  not be  required  by this  Section  2 to include any Registrable Shares or Other Registrable Shares in (A) a registration statement on Form S-4 or S-8 (or any successor form), (B) a registration statement filed in connection with an exchange offer or other offering of securities solely to the then existing stockholders of the Company or (C) a registration statement required pursuant to the exercise by any person other than a Registering Stockholder or an Other Registering Stockholder of a "demand" right requesting the registration of shares of Company Common Stock pursuant to an agreement with the Company in existence as of the date of this Agreement that expressly provides, in effect, that the Company may not include any Registrable Shares in the registration statement;

               (2) if a registration pursuant to this Section 2 involves an underwritten offering, the Company shall select the managing underwriter for the offering and any additional investment bankers and managers to be used in connection with the offering, and if the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in the registration is so great as to adversely affect the offering, including the price at which the securities could be sold, the Company shall include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

                    (A) FIRST,  all securities  proposed to be registered by the
               Company for its own account;

                    (B) SECOND, all securities  proposed to be registered by the
               Company pursuant to the exercise by any person other than a Registering Stockholder or an Other Registering Stockholder of a "demand" right requesting the registration of shares of Company Common Stock pursuant to an agreement with the Company in existence as of the date of this Agreement;

                    (C) THIRD,  all securities  proposed to be registered by the
               Company other than for its own account pursuant to the exercise by any person other than a Registering Stockholder or an Other Registering Stockholder of a "piggy-back" right requesting the registration of shares of Company Common Stock pursuant to an agreement with the Company in existence as of the date of this Agreement that expressly provides, in effect, that no securities of the Company other than those referred to in the preceding clauses (A) and (B) shall be included in such registration unless all shares of Company Common Stock requested by such person to be included in such registration are so included; and

                    (D) FOURTH,  any other securities  proposed to be registered by the Company other than for its own account, including, without limitation, Transaction Registrable Shares duly requested to be included in the registration and securities proposed to be registered by the Company

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

               pursuant to the exercise by any person other than a Registering Stockholder or an Other Registering Stockholder of a "piggy-back" right requesting the registration of shares of Company Common Stock pursuant to an agreement with the Company, allocated pro rata among all Registering Stockholders, Other Registering Stockholders and such other persons on the basis of the relative number of Transaction Registrable Shares or other securities that each Registering Stockholder, Other Registering Stockholder or other person has duly requested to be included in such registration;

               PROVIDED that if 30% or more of the Transaction Registrable Shares requested to be included in a registration pursuant to this Section 2 are so excluded from any registration and an investment banking firm of recognized national standing shall advise the Company that the number of the Transaction Registrable Shares requested to be registered, at the time of the request and in light of the market conditions then prevailing, did not exceed the number that would have an adverse effect on the offering of such Transaction Registrable Shares, including the price of which such Transaction Registrable Shares could be sold, there shall be provided one additional registration under Section 1(c)(2) in respect of each such exclusion or series of related exclusions;

               (3) before the Registration Statement becomes effective, any Registering Stockholder may withdraw from the registration any Transaction Registrable Shares owned by the Registering Stockholder; PROVIDED that, subject to Section 2(b)(4), the withdrawal of Transaction Registrable Shares shall not relieve the Company from its obligations under this Agreement with respect to Transaction Registrable Shares that are not withdrawn from the Registration Statement; and

               (4) the Company may withdraw the Registration Statement at any time before it becomes effective.

         SECTION 3. REGISTRATION PROVISIONS. With respect to each registration pursuant to this Agreement:

         (a) Notwithstanding anything herein to the contrary, the Company shall not be required to include in any registration any of the Registrable Shares owned by a Registering Stockholder if (1) the Company shall deliver to the Registering Stockholder an opinion, satisfactory in form, scope and substance to the Registering Stockholder and addressed to the Registering Stockholder by legal counsel satisfactory to the Registering Stockholder, to the effect that the distribution of such Registrable Shares proposed by the Registering Stockholder is exempt from registration under the Securities Act and all applicable state securities laws, (2) such Registering Stockholder or any underwriter of such Registrable Shares shall fail to furnish to the Company the information in respect of the distribution of such Registrable Shares that may be required under this Agreement to be furnished by the Registering Stockholder or the underwriter to the Company or (3) if such registration involves an underwritten offering, such

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Registrable  Shares are not included in such  underwritten  offering on the same terms and conditions as shall be applicable to the other securities being sold through underwriters in the registration or the Registering Stockholder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering.

         (b) The Company shall make available for inspection by each Registering Stockholder participating in the registration, each underwriter of Transaction Registrable Shares owned by the Registering Stockholder and their respective accountants, counsel and other representatives all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with each registration of Transaction Registrable Shares owned by the Registering Stockholder, and shall cause the Company's officers, directors and employees to supply all information reasonably requested by any such person in connection with such registration; provided that records and documents which the Company determines, in good faith, after consultation with counsel for the Company and counsel for the Registering Stockholder or underwriter, as the case may be, to be confidential and which it notifies such persons are confidential shall not be disclosed to them, except in each case to the extent that (1) the disclosure of such records or documents is necessary to avoid or correct a misstatement or omission in the Registration Statement or (2) the release of such records or documents is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Registering Stockholder shall, upon learning that disclosure of any such records or documents is sought in a court of competent jurisdiction, give notice to the Company, and allow the Company, at the Company's expense, to undertake appropriate action and to prevent disclosure of any such records or documents deemed confidential.

         (c) Each Registering  Stockholder  shall furnish,  and shall cause each underwriter of Transaction Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration to furnish, to the Company in writing promptly upon the request of the Company the information regarding the Registering Stockholder or the underwriter, the contemplated distribution of the Transaction Registrable Shares and the other information regarding the proposed distribution by the Registering Stockholder and the underwriter that shall be required in connection with the proposed distribution by the applicable securities laws of the United States of America and the states thereof in which the Transaction Registrable Shares are contemplated to be distributed. The information furnished by any Registering Stockholder or any underwriter shall be certified by the Registering Stockholder or the underwriter, as the case may be, and shall be stated to be specifically for use in connection with the registration.

         (d) The Company shall use reasonable best efforts to prepare and file with the Securities and Exchange Commission the Registration Statement,
including the Prospectus, and each amendment thereof or supplement thereto, under the Securities Act and as required under any applicable state securities laws, on the form that is then required or available for use by the Company to permit each Registering Stockholder, upon the effective date of the Registration Statement, to use the Prospectus in connection with the contemplated distribution by the Registering Stockholder of the Transaction Registrable Shares requested to be so registered. A registration pursuant to Section 1 shall be effected pursuant to Rule 415 (or any similar provision then in force) under the Securities Act if the manner of distribution contemplated by the

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Registering  Stockholder  initiating  the  request for such  registration  shall include an offering on a delayed or continuous basis. The Company shall furnish to each Registering Stockholder drafts of the Registration Statement and the Prospectus and each amendment thereof or supplement thereto for its timely review prior to the filing thereof with the Securities and Exchange Commission and shall use its reasonable best efforts to reflect in each such document, when so filed with the Securities and Exchange Commission, such comments as the Registering Stockholder reasonably may propose. If any Registration Statement refers to any Registering Stockholder by name or otherwise as the holder of any securities of the Company but such reference is not required by the Securities Act or any similar federal statute then in force, then the Registering Stockholder shall have the right to require, the deletion of such reference. The Company shall deliver to each Registering Stockholder, without charge, such
number  of  copies  of  the   Registration   Statement  and  each  amendment  or
post-effective amendment thereof and such number of copies of each document incorporated therein by reference as the Registering Stockholder may reasonably request. If the registration shall have been initiated solely by the Company or shall not have been initiated by a Registering Stockholder, the Company shall
not  be  obligated  to  prosecute  the   registration,   and  may  withdraw  the
Registration Statement at any time prior to the effectiveness thereof, if the Company shall determine in good faith not to proceed with the offering of securities included in the Registration Statement. In all other cases, the Company shall use reasonable best efforts to cause the Registration Statement to become effective and, as soon as practicable after the effectiveness thereof, shall deliver to each Registering Stockholder evidence of the effectiveness and such number of copies of the Prospectus including any preliminary prospectus and each amendment thereof or supplement thereto as the Registering Stockholder may reasonably request. The Company consents to the use by each Registering Stockholder of each Prospectus and each amendment thereof and supplement thereto in connection with the distribution, in accordance with this Agreement, of the
Transaction  Registrable  Shares  owned  by  the  Registering  Stockholder.   In
addition, the Company shall qualify or register under the securities laws or blue sky laws of such states as may be reasonably requested by each Registering
Stockholder  with  respect  to  the  Transaction   Registrable   Shares  of  the
Registering Stockholder that shall have been included in the Registration Statement, and to continue such registration or qualification in effect for so long as such Registration Statement remains in effect; provided that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any state in which it is not subject to process or qualified as of the date of the request. The Company shall advise each Stockholder and each Registering Stockholder in writing, promptly after the occurrence of any of the following, of (1) the filing of the Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, with the Securities and Exchange Commission, (2) the effectiveness of the Registration Statement and any post-effective amendment thereto, (3) the receipt by the Company of any communication from the Securities Exchange Commission with respect to the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, including, without limitation, any stop order suspending the effectiveness thereof, any comments with respect thereto and any requests for amendments or supplements and (4) the receipt by the Company of any notification with respect to the suspension of the qualification of Transaction Registrable Shares owned by the Registering Stockholders for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

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         (e) The  Company  shall  use  reasonable  best  efforts  to  cause  the
Registration Statement to remain effective under the Securities Act and the Prospectus to remain current, including the filing of necessary amendments, post-effective amendments and supplements, and shall furnish copies of such
amendments,   post-effective  amendments  and  supplements  to  the  Registering
Stockholders, so as to permit the Registering Stockholders to distribute the Transaction Registrable Shares owned by them in their respective manner of distribution during their respective contemplated periods of distribution, but in no event longer than the earlier of six consecutive months from the effective date of the Registration Statement and the consummation of the distribution of the Transaction Registrable Shares included in such registration; provided that the period shall be increased by the number of days that any Registering Stockholder shall have been required by Section 4 to refrain from disposing under the registration any of the Transaction Registrable Shares owned by the
Registering   Stockholder.   During  such  respective  contemplated  periods  of
distribution, the Company shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Transaction Registrable Shares owned by the Registering Stockholders that shall have been included in the Registration Statement in accordance with their respective contemplated manner of disposition by the Registering Stockholders set forth in the Registration Statement, the Prospectus or the supplement, as the case may be.

         (f) Any obligation of the Company under this Agreement, including any obligation to use its reasonable best efforts or take such actions as are reasonably required shall not preclude the Company from taking any action or omitting to take any action (other than omitting to file necessary amendments, post-effective amendments and supplements if a Suspension Notice or Termination Notice is not then in effect pursuant to Section 4 or Section 5, respectively) that would result in the Company issuing a Suspension Notice or Termination Notice.

         (g) The Company shall notify each Registering Stockholder, at any time when a prospectus with respect to the Transaction Registrable Shares owned by the Registering Stockholders is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading; and, as promptly as practicable thereafter, but subject to Sections 4 and 5, the Company shall use reasonable best efforts to prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or the Prospectus so that, as thereafter delivered to the purchasers of such Transaction Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company also shall notify each Registering Stockholder, when the Company becomes aware of the occurrence thereof, of the issuance by the Securities and Exchange Commission of an order suspending the effectiveness of the Registration Statement; as promptly as practicable thereafter, but subject to Sections 4 and 5, the Company shall use reasonable best efforts to obtain the withdrawal of such order at the earliest possible moment.

         (h) If requested by any Registering Stockholder or an underwriter of Transaction Registrable Shares owned by the Registering Stockholder, the Company shall as promptly as practicable prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or the Prospectus containing such information as the Registering Stockholder or the underwriter requests to be included therein, including, without limitation, information with respect to the Transaction Registrable Shares being sold by the Registering Stockholder to the underwriter, the purchase price being paid therefor by such underwriter and other terms of the underwritten offering of the Transaction Registrable Shares to be sold in such offering.

         (i) Each Stockholder shall (1) offer to sell or otherwise distribute Registrable Shares in reliance upon a registration contemplated pursuant to
Section 1 or 2 only (A) if the Stockholder is a Registering Stockholder and the Registrable Securities are Transaction Registrable Securities and (B) after the related Registration Statement shall have been filed with the Securities and Exchange Commission, (2) sell or otherwise distribute Registrable Shares in reliance upon such registration only (A) if the Stockholder is a Registering Stockholder and the Registrable Securities are Transaction Registrable Securities and (B) the related Registration Statement is then effective under the Securities Act, (3) not sell or otherwise distribute Transaction Registrable Securities in reliance upon a registration contemplated by Section 1 or 2 during any period specified in a Suspension Notice delivered to the Registering
Stockholder pursuant to Section 4 or after receiving a Termination Notice pursuant to Section 5 (until the Registering Stockholder shall have received written notice from the Company pursuant to Section 3(d) that the registration of such Transaction Registrable Shares is again effective), (4) distribute
Transaction   Registrable   Shares  only  in  accordance   with  the  manner  of
distribution contemplated by the Prospectus with respect to the Transaction Registrable Shares owned by the Registering Stockholder and (5) report to the Company distributions made by the Registering Stockholder of Transaction Registrable Shares pursuant to the Prospectus. Each Registering Stockholder, by participating in a registration pursuant to this Agreement, acknowledges that the remedies of the Company at law for failure by the Registering Stockholder to comply with the undertaking contained in this paragraph (i) would be inadequate and that the failure would not be adequately compensable in damages and would cause irreparable harm to the Company, and therefore agrees that undertakings made by the Registering Stockholder in this paragraph (i) may be specifically enforced.

         (j) If the registration involves an underwritten offering, each Registering Stockholder shall cause the underwriter or underwriters selected for such underwriting to enter into an underwriting agreement in customary form and shall enter into such Underwriting Agreement with such underwriter or underwriters.

         (k) If the registration involves an underwritten offering, the Company shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting and shall deliver to each Registering Stockholder, its counsel and each underwriter of Transaction Registrable Shares owned by the Registering Stockholders to be distributed pursuant to such registration, the certificates, opinions of counsel and comfort letters that are customarily delivered in connection with underwritten offerings.

         (l) Before sales of Transaction Registrable Shares under a Registration Statement, the Company shall cooperate with each Registering Stockholder and each underwriter of Transaction Registrable Shares owned by the Registering Stockholder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Transaction Registrable Shares to be sold under the Registration Statement and to enable such Transaction Registrable Shares to be in such denominations and registered in such names as the Registering Stockholder or the underwriter may request.

         (m) The Company shall use reasonable best efforts to (1) comply with all applicable rules and regulations of the Securities and Exchange Commission, and (2) make available to its securityholders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first calendar month after the effective date of the Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         (n) The Company shall use reasonable best efforts to cause the Transaction Registrable Shares to be listed on each national securities exchange on which Company Common Stock shall then be listed, if any, and to be qualified for inclusion in the NASDAQ/National Market, as the case may be, if Company Common Stock is then so qualified, and in each case if the listing or inclusion of the Transaction Registrable Shares is then permitted under the rules of such national securities exchange or the NASD, as the case may be.

         (o) For the purposes of this Agreement, the following terms shall have the following meanings:

               (1) "BENEFICIAL  OWNER" has the meaning given to it in Rule 13d-3
         of  the  Exchange  Act  and  the  rules  and  regulations   promulgated
         thereunder;

               (2) "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Colorado or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close;

               (3) "EQUITY SECURITIES" of a person means the capital stock of the person and all other securities convertible into or exchangeable or exercisable for any shares of its capital stock, all rights or warrants to subscribe for or to purchase, all options for the purchase of, and all calls, commitments or claims of any character relating to, any shares of its capital stock and any securities convertible into or exchangeable or exercisable for any of the foregoing;

               (4) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended;

               (5) "PROSPECTUS" means (A) the prospectus relating to the Transaction Registrable Shares owned by the Registering Stockholders included in a Registration Statement, (B) if a prospectus relating to the Transaction Registrable Shares shall be filed with the Securities and Exchange Commission pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, such prospectus, and (C) in the event of any amendment or supplement to the prospectus after the effective date of the Registration Statement, then from and after the effectiveness of the amendment or the filing with the Securities and Exchange Commission of the supplement, the prospectus as so amended or supplemented;

                    (6)  "REGISTRATION   STATEMENT"  means  (A)  a  registration
         statement  filed  by the  Company  in  accordance  with  Section  3(d), including exhibits and financial statements thereto, in the form in which it shall become effective, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (or any similar provision or forms then in force) under the Securities Act and information deemed to be a part of such registration statement pursuant to paragraph (b) of Rule 430A (or any similar provision then in force) and (B) in the event of any amendment thereto after the effective date of the registration statement, then from and after the effectiveness of the amendment, the registration statement as so amended; and

                    (7) information "CONTAINED", "INCLUDED" or "STATED" in a Registration Statement or a Prospectus (or other references of like import) includes information incorporated by reference.

         SECTION 4.     BLACKOUT PROVISIONS.

         (a) Notwithstanding anything in this Agreement to the contrary, by delivery of written notice to any of the Registering Stockholders and the other holders of Registrable Shares (a "SUSPENSION NOTICE"), stating which one or more of the following limitations shall apply to the addressee of such Suspension Notice, the Company may (1) postpone effecting a registration under this Agreement, or (2) require such addressee to refrain from disposing of Transaction Registrable Shares under the registration, in either case for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed).

         (b) The Company may postpone effecting a registration or apply to any person specified in clause (2) of Section 4(a) any of the limitations on dispositions specified in such clause if (1) the Company in good faith determines that such registration or disposition would materially impede, delay or interfere with any material financing, offer or sale of Equity Securities or debt securities of the Company, acquisition, disposition or other material transaction by the Company or any of its material subsidiaries, (2) an investment banking firm of recognized national standing shall advise the Company in writing that effecting the registration or the disposition by such person of Registrable Shares or other Equity Securities of the Company, as the case may be, would materially and adversely affect an offering of Equity Securities of the Company, by the Company for its own account the preparation of which had then been commenced, or (3) the Company in good faith determines that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company; provided that the Company may not take any action pursuant to this Section 4(b) for a period of time in excess of 90 days in any one year period.

         (c) If the Company shall take any action pursuant to Section 4(a) with respect to a Registering Stockholder or other holder of Registrable Shares in connection with a registration, then (1) not later than 30 days after the action is taken, Registering Stockholders and Other Registering Stockholders holding a majority of the Transaction Registrable Shares may by written notice to the Company elect to withdraw a registration that shall have been requested pursuant to Section 1 or (2) if the registration shall not have been withdrawn pursuant to the preceding clause (1), the period during which the Registering Stockholder may exercise its rights under Sections 1 and 2 shall be extended by one day beyond the Termination Date for each day that, pursuant to Section 4(a), the Company postpones effecting a registration, requires the Registering Stockholder or other holder to refrain from disposing of Transaction Registrable Shares under a registration or otherwise requires the Registering Stockholder or other holder to refrain from disposing of Registrable Shares.

         (d) If the  Company  shall  take any  action  pursuant  to  clause 2 of
Section 4(a) with respect to any Registering Stockholder or other holder of Registrable Shares in a period during which the Company shall be required under
Section 3(e) to cause the Registration Statement to remain effective under the Securities Act and the Prospectus to remain current, such period shall be extended for such person by one day beyond the end of such period for each day that, pursuant to Section 4(a), the Company shall require such person to refrain from disposing of Transaction Registrable Shares owned by such person.

         SECTION 5.     TERMINATION PROVISIONS.

         (a) Notwithstanding anything in this Agreement to the contrary, if, in the opinion of counsel for the Company (which counsel shall be reasonably acceptable to the Registering Stockholder, provided that O'Melveny & Myers LLP and Holme Roberts & Owen LLP shall be deemed reasonably acceptable to the Registering Stockholder for purposes of this Section 5(a)), there shall have arisen any legal impediment to the offering of Transaction Registrable Shares pursuant to this Agreement or if any legal action or administrative proceeding shall have been instituted or threatened or any other claim shall have been made relating to the registration or the offer made by the related prospectus or against any of the parties involved in the offering, the Company may at any time upon written notice (a "TERMINATION NOTICE") to each Registering Stockholder participating in the registration (1) terminate the effectiveness of the related Registration Statement or (2) withdraw from the Registration Statement the Transaction Registrable Shares owned by the Registering Stockholder; provided that, promptly after those matters shall be resolved to the satisfaction of counsel for the Company, then the Company shall notify each affected Registering Stockholder in writing that such matters have been resolved and, pursuant to
Section 1 or 2, as the case may be, shall, upon the written direction of such affected Registering Stockholder and subject to the limitations in Section 1(b) or elsewhere herein, cause the registration of Transaction Registrable Shares formerly covered by the Registration Statement that were removed from registration by the action of the Company.

         (b) If the Company shall take any action pursuant to Section 5(a) with respect to a Registering Stockholder or other holder of Registrable Shares, then the period during which the Registering Stockholder may exercise its rights under Sections 1 and 2 shall be extended by one day beyond the Termination Date for a number of days equal to (1) the number of days during which the Company shall be required under Section 3(e) to cause the Registration

Statement to remain effective under the Securities Act and the Prospectus to remain current minus (2) the number of days during which the Registration Statement was effective before the date of the action taken pursuant to Section 5(a).

SECTION 6.     EXPENSES.

         (a) The Company shall pay all expenses (other than underwriting discounts and commissions in respect of the Transaction Registrable Shares) incurred in connection with the performance of its obligations under Sections 1 and 2 hereof, whether or not any related Registration Statement shall become effective including, without limitation:

               (1) preparing, printing and filing each Registration Statement and Prospectus and each qualification or notice required to be filed under federal and state securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") in connection with a registration pursuant to Section 1 or Section 2;

               (2) all fees and expenses of complying with federal and state securities laws and the rules and regulations of the NASD;

               (3) furnishing to each Registering Stockholder such number of copies of the related Registration Statement and the number of copies of the related Prospectus that may be required by Sections 3(d) and 3(e) to be so furnished, together with a like number of copies of each amendment, post-effective amendment or supplement;

               (4) performing its obligations under Sections 3(d), 3(e) and 3(k);

               (5)  printing  and  issuing  share  certificates,  including  the
         transfer  agent's  and  registrar's   fees,  in  connection  with  each
         distribution so registered;

               (6) preparing audited financial statements required by the Securities Act and the rules and regulations thereunder to be included in the Registration Statement and preparing audited financial statements for use in connection with the registration other than audited financial statements required by the Securities Act and the rules and regulations thereunder, including fees and expenses of the Company's outside independent accountants (including any fees and expenses in connection with any comfort letters and any special audits incident to or required by any registration or qualification);

               (7)  internal  expenses  of  the  Company   (including,   without
         limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

               (8) premiums or other  expenses  relating to liability  insurance
         required   by  the   Company  or   underwriters   of  the   Registering
         Stockholders;

               (9) fees and disbursements of underwriters of the Registering Stockholders customarily paid by issuers or sellers of securities;

               (10)  listing of the  Registrable  Shares on national  securities
         exchanges   and   inclusion   of   the   Registrable   Shares   on  the
         NASDAQ/National Market; and

               (11) fees and  expenses  of any special  experts  retained by the
         Company  in  connection  with  the  registration   including  fees  and
         disbursements of the Company's outside counsel.

         (b) The Registering Stockholders shall bear all other expenses incident to the distribution by the respective Registering Stockholders of the Transaction Registrable Shares owned by them in connection with a registration pursuant to this Agreement, including, without limitation (but excluding the expenses referred to in paragraph (a)(8) above), the selling expenses of the Registering Stockholders, commissions, underwriting discounts, insurance and fees of counsel for the Registering Stockholders.

         SECTION 7.     INDEMNIFICATION.

         (a) The Company shall indemnify and hold harmless each Registering Stockholder participating in a registration pursuant to this Agreement, each underwriter of Transaction Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration, each partner in the Registering Stockholder, the officers and directors of the Registering Stockholder and the underwriter and each person, if any, who controls the Registering Stockholder, any partner in the Registering Stockholder or the underwriter within the meaning of Section 15 (or any successor provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Registering Stockholder and each other person indemnified pursuant to this Section 7(a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company shall not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Registering Stockholder or the underwriter of such Transaction Registrable Shares specifically for use in the Registration Statement or the Prospectus.

         (b) Each Registering Stockholder, by participating in a registration pursuant to this Agreement, thereby agrees to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any successor provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and each other person indemnified pursuant to this Section 7(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that (x) this Section 7(b) shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Registering Stockholder specifically for use in the Registration Statement or the Prospectus and (y) in no event shall the liability of a Registering Stockholder under this Section 7 exceed the amount of the gross proceeds paid to the Registering Stockholder in consideration of the sale of Transaction Registrable Shares pursuant to such registration.

         (c) If any action or proceeding (including any governmental investigation or inquiry) shall be brought, asserted or threatened against any person indemnified under this Section 7, the indemnified person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense of the action or proceeding, including the employment of counsel satisfactory to the indemnified person and the payment of all expenses. The indemnified person shall have the right to employ separate counsel in any action or proceeding and to participate in the defense of the action or proceeding, but the fees and expenses of that counsel shall be at the expense of the indemnified person unless:

               (1) the indemnifying party shall have agreed to pay those fees and expenses; or

               (2) the indemnifying party shall have failed to assume the defense of the action or proceeding or shall have failed to employ counsel reasonably satisfactory to the indemnified person in the action or proceeding; or

               (3) the named parties to the action or proceeding (including any impleaded parties) include both the indemnified person and the indemnifying party, and the indemnified person shall have been advised by counsel that there may be one or more legal defenses available to the indemnified person that are different from or additional to those available to the indemnifying party (in which case, if the indemnified person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified person; it being understood, however, that the indemnifying party shall not, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the indemnified person, which firm shall be designated in writing by the indemnified person).

The indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified person from and against any loss or liability by reason of the settlement or judgment.

         (d)  If  the  indemnification   provided  for  in  this  Section  7  is
unavailable to an indemnified person (other than by reason of exceptions provided in this Section 7) in respect of losses, claims, damages, liabilities or expenses referred to in this Section 7, then each applicable indemnifying party, in lieu of indemnifying the indemnified person, shall contribute to the amount paid or payable by the indemnified person as a result of the losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified person on the other in connection with the statements or omissions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person and by these persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a person as a result of the losses, claims, damages, liabilities and expenses shall be deemed to include any legal or other fees or expenses reasonably incurred by the person in connection with investigating or defending any action or claim. Notwithstanding in the foregoing to the contrary, no Registering Stockholder or underwriter of Transaction Registrable Shares owned by the Registering Stockholder shall be required to contribute any amount in excess of the amount by which (1) in the case of the Registering Stockholder, the gross proceeds paid to the Registering Stockholder in consideration of the sale pursuant to the registration of Transaction Registrable Shares owned by it or (2) in the case of the underwriter, the total price at which such Transaction Registrable Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Registering Stockholder or underwriter, as the case may be, has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission. No person guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         (e)  Each  Registering  Stockholder  participating  in  a  registration pursuant to Section 1 shall cause each underwriter of any Transaction Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration to agree in writing on terms reasonably satisfactory to the Company to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any similar provision then in force) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company and each other person indemnified pursuant to the agreement for any legal or any other expense reasonably incurred in connection with investigating or defending any claim, loss, damage, liability or action; provided that the agreement shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the underwriter specifically for use in the Registration Statement or the Prospectus.

         SECTION 8.     TRANSFER RESTRICTIONS.

         (a) Each Stockholder agrees that before any sale or other disposition of any Registrable Shares or the Warrant other than in a sale registered under the Securities Act or pursuant to Rule 144 or 144A (or any similar provisions then in force) under the Securities Act (unless the Company shall have been advised by counsel that the sale does not meet the requirements of Rule 144 or Rule 144A, as the case may be, for such sale), it will deliver to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is unnecessary.

         (b) (1) Except as provided to the contrary in this Section 8, each instrument or certificate evidencing or representing any Registrable Shares that is transferred to any person other than an affiliate of Anschutz or AFIC, shall bear legends substantially in the following form:

                    "THE SHARES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN
         COMPLIANCE WITH SAID ACT. THE SHARES ARE ALSO SUBJECT TO THE RESTRICTIONS STATED IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 18, 1999, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY."

                    (2) Except as provided to the contrary in this Section 8, each instrument or certificate evidencing or representing the Warrant that is transferred to any person other than an affiliate of Anschutz or AFIC, shall bear legends substantially in the following form:

                    "THE WARRANT  REPRESENTED BY THIS CERTIFICATE AND THE SHARES
         OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SAID ACT. THIS WARRANT AND SUCH SHARES ARE ALSO SUBJECT TO THE RESTRICTIONS STATED IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 18, 1999, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY."

         (c) The Company acknowledges that it has already removed the legends from the instruments representing the Registrable Shares and Warrant held by Anschutz or AFIC as of the date of this Agreement. If any other holder of any Registrable Shares or the Warrant shall request in writing that the Company remove any or all of the legends stated in
Section 8(b) from the instruments or certificates evidencing or representing such Registrable Shares or the Warrant, as the case may be, then, as soon as practicable following the later of the date of receipt of such request and the date of receipt of such instruments or certificates bearing such legends, the Company shall issue and deliver to the registered owner of such Registrable Shares or the Warrant, as the case may be, or its registered transferee instruments or certificates evidencing or representing such Registrable Shares or the Warrant, as the case may be, without such legends if either (1) such substitute instruments or certificates are issued in connection with a sale that is registered under the Securities Act or (2) the holder of such Registrable Shares or the Warrant has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Stockholder, or a "no-action" letter obtained by the holder from the staff of the Securities and Exchange Commission, to the effect that the restrictions imposed by Rule 144 under the Securities Act no longer apply to such Registrable Shares or the Warrant, as the case may be.

         SECTION 9.     EXEMPT SALES.

         (a) The Company shall make all filings with the Securities and Exchange Commission required by Rule 144(c) (or any similar provision then in force) under the Securities Act to permit the sale of Registrable Shares by any holder thereof (other than an Affiliate of the Company) to satisfy the conditions of Rule 144 (or any similar provision then in force). The Company shall, promptly upon the written request of the holder of Registrable Shares, deliver to such holder a written statement as to whether the Company has complied with all such filing requirements.

         (b) Before sales of Registrable Shares or the Warrant proposed to be sold pursuant to an exemption from the registration requirements of the Securities Act, the Company shall, subject to Section 8(c), cooperate with the holder of such Registrable Shares or the Warrant, as the case may be, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing such Registrable Shares or Warrant, as the case may be, in connection with the closing of the sales and to enable such Registrable Shares or the Warrant, as the case may be, to be in such denominations and registered in such names as the holder may request.

         SECTION 10. MERGER, CONSOLIDATION, EXCHANGE, ETC. In the event, directly or indirectly, (1) the Company shall merge with and into, or consolidate with, any other person or (2) any person shall merge with and into, or consolidate, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Registrable Shares or the securities issuable upon exercise of the Warrant shall be changed into or exchanged for stock or other securities of any other person, then, in each such case, proper provision shall be made so that such other person shall be bound by the provisions of this Agreement and the term the "Company" shall thereafter be deemed to refer to such other person.

         SECTION 11. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the party at its address stated on the signature pages of this Agreement or at any other address as the party may specify for this purpose by notice to the other party. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

         SECTION 12. NO WAIVERS; REMEDIES. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 13. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by a party to this Agreement from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other party to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 14. SUCCESSORS AND ASSIGNS.

         (a) Each holder of Registrable Shares or the Warrant may assign to any transferee of Registrable Shares or the Warrant, as the case may be, its rights and delegate to the transferee its obligations under this Agreement including, without limitation, the rights of assignment pursuant to this Section 14; provided that (i) any assignment of rights under Section 1 of one or more demand registration right must indicate in writing the number of demand rights so assigned and the Company must receive notice of such assignment and (ii) such transferee shall accept such rights and assume such obligations for the benefit of the Company by written instrument, in form and substance reasonably satisfactory to the Company. Thereafter, without any further action by any person, all references in this Agreement to the holder of such Registrable Shares or the Warrant, as the case may be, and all comparable references, shall be deemed to be references to the transferee, and the transferor shall be released from each obligation or liability under this Agreement with respect to the Registrable Shares or the Warrant so transferred.

         (b) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement, the express beneficiaries thereof and their respective permitted heirs, executors, legal representatives, successors and assigns, and no other person.

         SECTION 15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflict of law.

         SECTION 16. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

         SECTION 17. SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

         SECTION 18. HEADINGS AND REFERENCES. Section headings in this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties, express beneficiaries and sections in this Agreement are references to the parties to or the express beneficiaries and sections of this Agreement, as the case may be, unless the context shall require otherwise.

         SECTION 19. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties and supersedes all prior agreements or understandings with respect to the subject matters of this Agreement.

         SECTION 20. SURVIVAL. Except as otherwise specifically provided in this Agreement, each representation, warranty or covenant of each party contained in to this Agreement shall remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by the other party of a related condition precedent to the performance by such other party of an obligation under this Agreement.

         SECTION 21. NON-EXCLUSIVE JURISDICTION. Each party, and each express beneficiary of this Agreement as a condition of its right to enforce or defend any right under or in connection with this Agreement, (1) agrees that any Action with respect to this Agreement or any transaction contemplated by this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case sitting in the Borough of Manhattan, State of New York and (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any legal action in those jurisdictions.

         SECTION 22. AFFILIATE. Nothing contained in this Agreement shall constitute Stockholder or any Registering Stockholder an "affiliate" of any of the Company and its Subsidiaries within the meanings of the Securities Act or the Exchange Act, respectively, including, without limitation, Rule 501 under the Securities Act and Rule 13e-3 under the Exchange Act.

         SECTION 23. NON-RECOURSE. No recourse under this Agreement shall be had against any "controlling person" (within the meaning of Section 20 of the Exchange Act) of any party or the stockholders, directors, officers, employees, agents and Affiliates of such party or such controlling persons, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any Regulation, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by such controlling person, stockholder, director, officer, employee, agent or Affiliate, as such, for any obligations of such party under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation; provided, however, that nothing contained in this Section 23 shall be deemed to be a waiver by the Company.or any such controlling person, stockholder, director, officer, employee, agent or affiliate of the Company of their respective liabilities under applicable federal or state securities laws, rules or regulations.

         SECTION 24.    NO INCONSISTENT AGREEMENTS.

         (a) The Company shall not enter into, or amend or otherwise modify, any agreement to afford to any person other than the Stockholders, the holders of Registrable Shares and the holders of the Other Registrable Shares and rights with respect to the registration under the Securities Act of shares of Company Common Stock or other securities or the inclusion of any such shares or other securities in any registration that are inconsistent with, or conflict with, the rights of the Stockholders and the holders of Registrable Shares under this Agreement, including, without limitation, Sections 1 and 2.

         (b) Without derogating from the generality of Section 24(a), after the date of this Agreement, the Company shall not enter into, or amend or otherwise modify, any agreement to afford to any person other than the Stockholders, the holders of Registrable Shares and the holders of Other Registrable Shares the right to require the Company to include in any registration pursuant to Section 1 any securities of the Company pursuant to the exercise of any "piggy-back" right under an agreement with the Company not in existence as of the date of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized officers as of the date first written above in New York, New York.

                                      QWEST COMMUNICATIONS INTERNATIONAL INC.



                                      By: /s/   Drake S. Tempest
                                         ---------------------------------------
                                         Name:  Drake S. Tempest
                                         Title: Executive Vice President and
                                                General Counsel

                                      Address:  555 Seventeenth Street
                                                Denver, Colorado  80202
                                      Telecopy: (303) 992-1798



                                      ANSCHUTZ COMPANY



                                      By: /s/   Craig D. Slater
                                         ---------------------------------------
                                         Name:  Craig D. Slater
                                         Title: Vice President

                                      Address:  555 Seventeenth Street
                                                Denver, Colorado  80202
                                      Telecopy: (303) 298-8881



                                      ANSCHUTZ FAMILY INVESTMENT
                                      COMPANY LLC



                                      By: /s/   Craig D. Slater
                                         ---------------------------------------
                                         Name:  Craig D. Slater
                                         Title: Vice President

                                      Address:  555 Seventeenth Street
                                                Denver, Colorado  80202
                                      Telecopy: (303) 298-8881